UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):        March 14, 2006

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-131521	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4211 W. Boy Scout Boulevard Tampa, FL 33607
(Address of Principal Executive Offices)

(813) 871-4811

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.02 (a)  Non-Reliance on Previously Issued Financial Statements

On March 14, 2006, the management of Mueller Water Products, Inc. (the “Company”) and its Audit Committee determined that the Company will restate its consolidated financial statements for the quarter ended December 31, 2004, to correct the classification of certain prior-period shipping and handling costs in compliance with EITF 00-10: “Accounting for Shipping and Handling Fees and Costs” and that such previously filed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 should no longer be relied upon.  Management discussed the foregoing conclusion with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.  The impact of the restatement is to increase consolidated sales and cost of sales by $10.9 million for the quarter ended December 31, 2004.  The restatement has no effect on reported operating income or net income.

The quarterly report on Form 10-Q/A for the quarter ended December 31, 2005 will disclose management’s determination that the aforementioned restatement related to the classification of shipping and handling costs is not the result of a new material weakness in internal control over financial reporting, but rather the result of the material weakness previously reported by the Company in its Form 10-Q as of December 31, 2005 related to the Company not maintaining effective controls over the preparation, review and presentation and disclosure of the Company’s consolidated financial statements.

As a result of the foregoing, the Company intends to include the corrected Consolidated Financial Statements, in a Form 10-Q/A to be filed as soon as practical.

The following summary illustrates the effects of the restatement on the Company’s financial statements for the quarter ended December 31, 2004 (dollars in millions):

Consolidated Statement of Operations

	For the three months ended December 31, 2004:
	(unaudited)
	As Reported	As Restated
Net sales	$130.3	$141.2
Cost of sales	$117.6	$128.5

Pro Forma Information

	For the three months ended December 31, 2004:
	(unaudited)
	As Reported	As Restated
Net sales	$386.4	$397.3

Segment Information

	For the three months ended December 31, 2004:
	(unaudited)
	As Reported	As Restated

Net sales:
Mueller	$—	$—
U.S. Pipe	130.3	141.2
Anvil	—	—
Consolidated	$130.3	$141.2
Net sales:
United States	$126.8	$137.7
Canada	—	—
Other countries	3.5	3.5
	$130.3	$141.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2006	MUELLER WATER PRODUCTS, INC.

	By:	/s/ JEFFERY W. SPRICK
Jeffery W. Sprick
Chief Financial Officer